UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2012

MEDTOX SCIENTIFIC, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-11394	95-3863205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

402 West County Road D, St. Paul, Minnesota	55112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 636-7466

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

MEDTOX Scientific, Inc. has announced that counsel for MEDTOX and other named defendants have entered into a memorandum of understanding (MOU) with plaintiffs’ counsel in connection with the three previously announced putative class action lawsuits filed in Minnesota state court in connection with the proposed acquisition of MEDTOX by Laboratory Corporation of America Holdings. The three putative class action lawsuits that are being settled pursuant to the MOU are the actions pending in District Court, Second Judicial District, Ramsey County, of the State of Minnesota (the “Ramsey County Court”) under the captions John Siciliano v. MEDTOX Scientific, Inc. et al., Carol A. Kiel v. Richard Braun et al., and Louis Perlman v. Medtox Scientific, Inc. et al. The MOU reflects the parties’ agreement in principle to resolve the allegations by the settling plaintiffs against MEDTOX and other defendants in connection with the proposed acquisition by LabCorp and provides a release and settlement by the purported class of MEDTOX’s stockholders of all claims against MEDTOX and other defendants and their affiliates and agents in connection with the proposed acquisition by LabCorp. The MOU and settlement are contingent upon, among other things, approval of the Ramsey County Court, further definitive documentation and consummation of the proposed acquisition.  In the event that the settlement is not approved and such conditions are not satisfied, MEDTOX and the other named defendants will continue to vigorously defend these actions. MEDTOX and the other named defendants continue to believe that each of the aforementioned lawsuits is without merit and that they have valid defenses to all claims made by the applicable plaintiffs

Pursuant to the terms of the MOU, MEDTOX has provided supplemental disclosures to the definitive proxy statement on Schedule 14A filed by MEDTOX with the Securities and Exchange Commission in connection with its special stockholders meeting to be held on July 31, 2012.  The supplemental disclosures are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is filed as part of this report:

Exhibit No.	Description
99.1	Supplemental disclosures to the definitive proxy statement on Schedule 14A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTOX Scientific, Inc.

Date:  July 20, 2012                                                                              By:        /s/ Richard J. Braun
Name:  Richard J. Braun
Title:    Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Supplemental disclosures to the definitive proxy statement on Schedule 14A